SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2007

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443, 333-64879	13-4026700
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: Madhu Philips	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01	Other Events

On February 13, 2007, the Company issued a press release regarding the occurrence of a Trust Wind-Up Event under the terms of the Trust Agreement governing SATURNS Trust No. 2002-6, a copy of which is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 13, 2007

MS STRUCTURED ASSET CORP.

(Registrant)

By:      /s/ Madhu Philips

Name: Madhu Philips

Title:   Vice President

EXHIBIT INDEX

Exhibit 99.1	Press release, dated February 13, 2007